                                                                  EXHIBIT 10.55



                              EIGHTH AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.


     The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Second Amended and Restated Limited Partnership Agreement dated June 30, 1994 (as amended by amendments thereto dated November 17, 1995, March 20, 1996, June 28, 1996, September 13, 1996, September 30, 1996, November 14, 1996 and January 31, 1997, the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Eighth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such Schedule 1. Such persons hereby adopt the Partnership Agreement. The General Partner hereby consents to the assignment of all Units of the Additional Limited Partners identified as transferors on Schedule 2 hereto to their equity owners identified as transferees and in the amounts set forth on such Schedule 2, and to the admission to the Partnership as Substituted Limited Partners of such transferees, and such transferees are hereby admitted to the Partnership as Substituted Limited Partners.

     2. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. Ratification. Except as expressly modified by this Eighth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Dated:  March 17, 1997

                                    FIRST INDUSTRIAL REALTY TRUST, INC.,
                                      as sole General Partner of the Partnership


                                      By:     /s/ Michael J. Havala
                                          ---------------------------------
                                          By:    Michael J. Havala
                                          Its:     Chief Financial Officer

                                   EXHIBIT 1B


                              SCHEDULE OF PARTNERS




GENERAL PARTNER                              NUMBER OF UNITS
---------------                              ---------------

First Industrial Realty Trust, Inc.               30,043,617

LIMITED PARTNERS
----------------

Daniel R. Andrew, TR of the Daniel R.
Andrew Trust UA Dec 29 92                            137,489

BK Columbus Venture                                   24,789

John E. de B Blockey, TR of the John E.
De B Blockey Trust                                     8,187

Michael W. Brennan                                     7,587

Henry D. Bullock & Terri D. Bullock &
Shawn Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94
FBO Benjamin Dure Bullock                                770

Henry D. Bullock & Terri D. Bullock &
Shawn Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94
FBO Christine Laurel Bullock                             770

Edward Burger                                          9,261

LIMITED PARTNERS                        NUMBER OF UNITS
--------------------------------------  ---------------


Henry D. Bullock & Terri D. Bullock TR
of the Henry D. & Terri D. Bullock
Trust UA Aug 28 92                               12,551

Michael G Damone, TR of the Michael G.
Damone Trust UA Nov 4 69                        144,296

Robert L. Denton                                  6,286

Henry E. Dietz Trust UA Jan 16 81                36,476

W. Allen Doane TR of the W. Allen

Doane Trust UA May 31, 91                         4,416

Timothy Donohue                                   2,000

Farlow Road Associates Limited Partnership        2,751

Thelma C. Gretzinger Trust                          450

Clay Hamlin & Lynn Hamlin JT TEN WROS            15,159

Highland Associates Limited Partnership          69,039

Robert W. Holman Jr.                            150,134

Steven B. Hoyt                                  250,000

LIMITED PARTNERS                               NUMBER OF UNITS
----------------                               ---------------

Frederick K. Ito                                         3,880

Michael W. Jenkins                                       3,831

Peter Kepic                                              9,261

Paul T. Lambert                                         39,737

Lambert Investment Corporation                          13,606

LGR Investment Fund Ltd                                 22,556

Duane Lund                                              13,617

Eileen Millar                                            2,880

Linda Miller                                             2,000

Peter Murphy                                            56,184

Anthony Muscatello                                      81,654

North Star Associates Limited Partnership               19,333

Arden O'Connor                                          63,845

LIMITED PARTNERS                               NUMBER OF UNITS
----------------                               ---------------

Peter O'Connor                                          66,181

Shidler Equities LP                                    254,541

Eduardo Paneque                                          2,000

Partridge Road Associates Limited Partnership            2,751

James C. Reynolds                                       38,697

Shadeland Associates Limited Partnership                42,976

Shadeland Corporation                                    4,442

Jay H. Shidler                                          65,118

Jay H. Shidler & Wallette A. Shidler
TEN ENT                                                  1,223

Michael B. Slade                                         2,829

Kevin Smith                                             13,571

Robert Stein                                            56,778

S. Larry Stein                                          56,778

LIMITED PARTNERS                             NUMBER OF UNITS
----------------                             ---------------

Jonathan Stott                                       130,026

Michael T. Tomasz                                     23,868

Mark S. Whiting                                       25,206

Holman/Shidler Investment Corporation                 22,079

Joseph Dresner                                       149,531

The Milton Dresner Revocable Trust
dated October 22, 1976                               149,531

The Jack Friedman Revocable Living Trust
dated March 23, 1978                                  26,005

Jernie Holdings Corp.                                180,499

Fourbur Family Co., L.P.                              50,478

Fourbur Co., L.L.C.                                   27,987

Jerome Lazarus                                        18,653

Constance Lazarus                                    417,961

Susan Burman                                         523,155

LIMITED PARTNERS                             NUMBER OF UNITS
----------------                             ---------------

Judith Draizin                                       331,742

Jan Burman                                            18,653

Danielle Draizin                                       6,538

Heather Draizin                                        6,538

Jason Draizin                                         13,078

Charles T. Andrews                                       754

Perry C. Caplan                                        1,388

Charles S. Cook and
Shelby H. Cook, tenants in the entirety                  634

George L. Cramer, Jr.                                  2,262

Darwin B. Dosch                                        1,388

Charles F. Downs                                       1,508

Fitz & Smith Partnership                               3,410

Dennis G. Goodwin and
Jeannie L. Goodwin, tenants in the entirety            6,166

LIMITED PARTNERS                             NUMBER OF UNITS
----------------                             ---------------

Internal Investment Company                            3,016

Thomas J. Johnson, Jr. and
Sandra L. Johnson, tenants in the entirety             2,142

Nourhan Kailian                                        2,183

Craig R. Martin                                          754

Joseph Musti                                           1,508

Dean A. Nachtigall                                    10,076

Jack F. Ream                                           1,071

Glenn C. & Linda A. Rexroth                            2,142

Andre G. Richard                                       1,508

Edward C. Roberts and
Rebecca S. Roberts, tenants in the entirety            8,308

W.F.O. Rosenmiller                                       634

Edward Jon Sarama                                        634

LIMITED PARTNERS                             NUMBER OF UNITS
----------------                             ---------------

David W. Smith, and
Doris L. Smith, tenants in the entirety                  754

Gary L. Smith and
Joyce A. Smith, tenants in the entirety                1,508

SRS PARTNERSHIP                                        2,142

Barry L. Tracey                                        2,142

                                                                      SCHEDULE 1


     Additional
  Limited Partners    Number of Units  Capital Contribution
--------------------  ---------------  --------------------
Emig Income Partners           39,625            $1,109,500
Farmbrook Partners I           18,407            $  515,396
                               58,032            $1,624,896
                               ======            ==========

                                                                     SCHEDULE 2



Transferror+  New Holder                                   Units  Capital Account
------------  ----------                                  ------  ---------------
              Charles T. Andrews                             754       $   21,112
              Perry C. Caplan                              1,388           38,864
              Charles S. Cook and                            634           17,752
              Shelby H. Cook, tenants in the entirety
              George L. Cramer, Jr.                        2,262           63,336
              Darwin B. Dosch                              1,388           37,464
              Charles F. Downs                             1,508           42,224
              Fitz & Smith Partnership                     3,410           95,480
              Dennis G. Goodwin and                        6,166          172,648
              Jeannie L. Goodwin, tenants in the
              entirety
              Internal Investment Company                  3,016           84,448
              Thomas J. Johnson, Jr. and                   2,142           59,976
              Sandra L. Johnson, tenants in the entirety
              Nourhan Kailian                              2,183           61,124
              Craig R. Martin                                754           21,112
              Joseph Musti                                 1,508           42,224
              Dean A. Nachtigall                          10,076          282,128
              Jack F. Ream                                 1,071           29,988
              Glenn C. & Linda A. Rexroth                  2,142           59,976
              Andre G. Richard                             1,508           42,224
              Edward C. Roberts and                        8,308          232,624
              Rebecca S. Roberts, tenants in the
              entirety
              W.F.O. Rosenmiller                             634           17,752
              Edward Jon Sarama                              634           17,752
              David W. Smith, and                            754           21,112
              Doris L. Smith, tenants in the entirety


Transferror+  New Holder                                   Units  Capital Account
------------  ----------                                  ------  ---------------


              Gary L. Smith and                            1,508           42,224
              Joyce A. Smith, tenants in the entirety
              SRS PARTNERSHIP                              2,142           59,976
              Barry L. Tracey                              2,142           59,976
                                                          ------       ----------
                                                          58,032       $1,624,896
                                                          ======       ==========

+ With respect to each transferee, one or more of the Additional Limited Partners reflected on Schedule 1.